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                                                                                                                       EXHIBIT 10(c)

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                   Home Office:  Houston, Texas
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                                               PART 4 STATEMENTS TO MEDICAL EXAMINER
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Proposed Insured (Please Print)                                                                      Date of Birth
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1   a.  Name and address of  your personal physician:
        (If none, so state)_________________________________________________________________________________________________________

    b.  Date and reason last consulted:_____________________________________________________________________________________________

    c.  What treatment was given or medication prescribed?__________________________________________________________________________
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2   Have you ever consulted a physician for or been diagnosed or       |  4    Have you used tobacco in any form in the      Yes No
    treated for any of the following? Circle and give details below.   |       past 24 months?                               [_] [_]
    a. CARDIO-VASCULAR SYSTEM                                Yes  No   |____________________________________________________________
       High blood pressure, artery or vein disorder?         [_] [_]   |   5  Other than as stated before, have you consulted
       Heart attack, chest pain or heart murmur?             [_] [_]   |      or been treated by any physician(s) or practitioner(s)
                                                                       |      or been hospitalized in the past 3 years?      [_] [_]
    b. ENDOCRINE SYSTEM                                                |____________________________________________________________
       Diabetes, thyroid or gland disease?                   [_] [_]   |   6  Have you ever sought, received advice, counseling
                                                                       |      or treatment for the use of alcohol, marijuana,
    c. RESPIRATORY SYSTEM                                              |      or drugs, including prescription drugs?        [_] [_]
       Bronchitis, asthma, emphysema or tuberculosis?        [_] [_]   |____________________________________________________________
                                                                       |   7  Have you ever:
    d. DIGESTIVE SYSTEM                                                |      a. Applied for or received any kind of disability
       Colitis, ulcers, rupture, stomach or intestinal                 |         compensation?                               [_] [_]
       disorder?                                             [_] [_]   |      b. Been declined, postponed or limited for any
       Liver, spleen, or gall bladder disease?               [_] [_]   |         life or other insurance or for the reinstatement
                                                                       |         of insurance?                               [_] [_]
    e. GENITO-URINARY SYSTEM                                           |____________________________________________________________
       Disorder of breast, prostate, ovaries, uterus,                  |   8  Have you had an insurance examination done within
       or reproductive organs?                               [_] [_]   |      the last 90 days for any other company?        [_] [_]
       Sugar, albumin, blood or pus in urine?                [_] [_]   |____________________________________________________________
       Colic, stones, stricture, kidney or bladder disease?  [_] [_]   |   9  Has your weight changed in the past year?      [_] [_]
                                                                       |      No. Lbs.       [_] Gained   [_] Lost
    f. MUSCULO-SKELETAL SYSTEM                                         |____________________________________________________________
       Arthritis, disorder of muscle, bone, joints or skin?  [_] [_]   |  10  Are you now taking any medication or under any
                                                                       |      treatment?                                     [_] [_]
    g. EENT SYSTEM                                                     |____________________________________________________________
       Eye, ear, nose, or throat impairment?                 [_] [_]   |  11  To the best of your knowledge, do you have any
                                                                       |      other impairments not listed above?            [_] [_]
    h. NERVOUS SYSTEM                                                  |____________________________________________________________
       Hemorrhage, stroke or paralysis?                      [_] [_]   |  12  Family History  Age(s) if Age(s) at   State of Health
       Convulsions, dizziness, brain, nervous or mental                |                      Living     Death       or Cause and
       disorders?                                            [_] [_]   |                                             Date of Death
                                                                       |____________________________________________________________
    i. GENERAL                                                         |              Father
       Cancer, tumor, cyst or blood disorder?                [_] [_]   |____________________________________________________________
_______________________________________________________________________|              Mother
3   Have you ever been diagnosed or treated by any member              |____________________________________________________________
    of the medical profession for Acquired Immune                      |            Brothers
    Deficiency Syndrome (AIDS)?                              [_] [_]   |           & Sisters
____________________________________________________________________________________________________________________________________
Full details of any "Yes" answers.   Condition?   When?   Duration?   Results?   Doctor(s) or Health Care Facility, and addresses.
____________________________________________________________________________________________________________________________________
I have read the above statements or they have been read to me. I represent that the above statements are true and complete. I hereby give my consent to: (1) any physician, medical practitioner; (2) hospital, clinic or health care facility; (3) insurance company; or
(4) the Medical Information Bureau or other organization, institution or person that has records or knowledge of me or my health to give to the American General Life Insurance Company any such information. I authorize all of the above sources, except the Medical
Information Bureau, to give such records or knowledge to any agency employed by American General Life Insurance Company to collect and transmit such information. A photocopy of this authorization shall be as valid as the original. This authorization shall be valid for thirty (30) months.


Signed at_______________________________________________________  this ____ day of _______________________________________________.
               City                              State

X_____________________________________________________________          X_________________________________________________________
                 SIGNATURE OF EXAMINER                                                   SIGNATURE OF PROPOSED INSURED
                                                                                  OR PARENT OR GUARDIAN OF PROPOSED INSURED
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                                                     MEDICAL EXAMINER'S REPORT
To be completed in private                                                                                      This report is
    by Examiner only.       Examination of heart and lungs must be with stethoscope against bare skin.     confidential between the
                                                                                                           Company and the examiner.
____________________________________________________________________________________________________________________________________
1 BUILD
  ________________________                                                                         Yes    No
  |  Height   |  Weight  |       a. Did you weigh proposed insured?                                [_]    [_]
  |(in shoes) | (clothed)|       b. Is appearance unhealthy or older than stated age?              [_]    [_]
  |Ft     In  |      Lbs |       c. Build is:   [_] Good    [_] Average    [_] Poor
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
2 BLOOD PRESSURE (Record all readings)                                    |4 Has this examination revealed any abnormality of
  If resting blood pressure exceeds 140/90, please repeat                 |  the following: (Circle applicable items)
  determination at end of examination and record in space provided.       |                                                 Yes No
  Treated:   [_] Yes     [_] No    Rx___________________                  |  a. Eyes, ears, nose, mouth, pharynx?           [_] [_]
                                                                          |     (if vision or hearing markedly impaired
                                          After    3 minutes   Repeat     |     indicate degree and correction.)
                              |At Rest | 50 Hops |   Later   |  B.P. |    |  b. Endocrine system (include thyroid
                              |______________________________________|    |     and breasts)?                               [_] [_]
                     Systolic |________|_________|___________|_______|    |  c. Nervous system (include reflexes,
          Diastolic 5th Phase |________|_________|___________|_______|    |     gait, paralysis)?                           [_] [_]
                   Pulse Rate |________|_________|___________|_______|    |  d. Respiratory system?
      Irregularities Per Min. |________|_________|___________|_______|    |  e. Abdomen (including scars)?                  [_] [_]
_________________________________________________________________________ |  f. Genito-urinary system (include
3 HEART                                                                   |     prostate)?                                  [_] [_]
  a. Is there any cyanosis, dyspnea, edema, arteriosclerosis,             |  g. Skin (include scars), lymph nodes
     peripheral vascular or other cardiovascular disorder? [_] Yes [_] No |     blood vessels (include varicose veins)?     [_] [_]
  b. Is heart enlarged?  [_] Yes  [_] No (If yes, describe)               |  h. Musculoskeletal system (include
  c. Is murmur present?  [_] Yes  [_] No (If yes, complete 3.d.)          |     spine, joints, amputations, deformities)?   [_] [_]
  d. Before exercise, murmur is:                                          |_________________________________________________________
     [_] Constant    Transmitted to where?__________________________      |5 Have any of the following been completed
     [_] Inconstant  [_] Localized at:  [_] Apex  [_] Base  [_] Elsewhere |  in conjunction with this exam?
     [_] Systolic              (give details)                             |  [_] EKG  [_] Chest X-ray  [_] Blood Drawn  [_] Urine
     [_] Diastolic   [_] Murmur grade:  1/6  2/6  3/6  4/6  5/6   6/6     |_________________________________________________________
                         (please circle)                                  |6 Do you have any pertinent information not brought
         After exercise, murmur is:                                       |  out above?      [_] Yes    [_] No (Give details)
     [_] Unchanged   [_] Decreased   [_] Increased    [_] Absent          |_________________________________________________________
     Your impression:                                                     |7 SPECIMEN KIT
                                                                          |  Please send Specimen Kit to laboratory.
                                                                          |  Name of laboratory: ____________________________
                                                                          |  Date mailed: ___________________________________
____________________________________________________________________________________________________________________________________
Details of "Yes" answers to questions 1 - 6.          Identify items.

____________________________________________________________________________________________________________________________________
EXAMINER:   Are you related to the proposed insured by blood or marriage or do you have any business or professional relationship?
            [_] Yes    [_] No
            If yes, explain: _______________________________________________________________________________________________________
Please send this completed examination form directly to:      American General Life Insurance Company,
                                                              Underwriting Department, PO Box 2764, Houston, TX 77252

I certify that I, _________________________________________________ made this examination at ________ [_] A.M.  [_] P.M.
                           Examiner's Name (Please Print)
on the __________  day of ______________________________________.
Where was the exam done? _________________________  Examination authorized by:______________________________________________________
Examiner's Social Security or Tax Identification Number (must be furnished under authority of law): ________________________________
  Examiner's Signature:  X________________________________________________
Examiner's address:      ___________________________________________________________________________________________________________
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